Earnings (Loss) Per Common Share	12 Months Ended
Dec. 31, 2022
Earnings Per Share [Abstract]
Earnings (Loss) Per Common Share

Note 7 – Earnings (Loss) Per Common Share

The Company calculates net income (loss) per common share in accordance with ASC 260 “Earnings Per Share” (“ASC 260”). Basic and diluted net earnings (loss) per common share was determined by dividing net earnings (loss) applicable to Common Stockholders by the weighted average number of common shares outstanding during the period. The Company’s potentially dilutive shares, which include outstanding Common Stock options, Common Stock warrants, and convertible debt have not been included in the computation of diluted net loss per share for the years ended December 31, 2022 and 2021 as the result would be anti-dilutive.

	Years Ended
	December 31,
	2022	2021

Stock warrants	7,954,620	114,924
Stock options	3,256,383	—
Total shares excluded from calculation	11,211,003	114,924